Exhibit 99.5

AMENDMENT NUMBER THREE

UWHARRIE CAPITAL CORP EMPLOYEES 401(K) RETIREMENT PLAN

BY THIS AGREEMENT, the Uwharrie Capital Corp Employees 401(k) Retirement Plan (herein referred to as the “Plan”) is hereby amended as follows, effective as of January 1, 2022:

1. Election AC10 of the Administrative Checklist of the Adoption Agreement is amended as follows:

AC10. DISTRIBUTION OF CASH OR PROPERTY (6.12). The Plan provides for distribution in the form of (select one of (a) or (b).):

(a) ☐	Cash only. Except where property distribution is required or permitted under Section 6.12.

(b) ☒	Cash or property. At the distributee’s election and consistent with any Plan Administrator policy under Section 6.12.

2. Election AC12 of the Administrative Checklist of the Adoption Agreement is amended as follows:

AC12. TRUSTEE(S) OR INSURER(S). Information regarding Trustee(s)/Insurer(s) (required for the Summary Plan Description and, if requested, the Trust Agreement) (NOTE: Select a. if not using provided trust. MUST select b and following questions as applicable):

(a) ☐	Do not produce the trust agreement

(b) ☒	Complete the following UNLESS not selecting supporting forms:

Trustee/Insurer (select (c) OR one or more of (d) - (e))

(c) ☐	Insurer. This Plan is funded exclusively with Contracts (select (1) – (4) below as applicable):

Name of Insurer(s)

(1) ☐

(2) ☐

(3) ☐	Use Employer address/telephone number/email

(4) ☐	Use following address/telephone number/email

(a)	Street:

(b)	City:

(c)	State:

(d)	Zip:

(e)	Telephone:

(f)	Email:

(d) ☒	Individual Trustee(s)

(e) ☒	Corporate Trustee

Name of Trust

(f) ☒	Specify name of Trust Uwharrie Capital Corp Employees 401(k) Retirement Plan

Individual Trustees (if d. selected above, complete (g) - (j))

Directed/Discretionary Trustees. The individual Trustee(s) executing this Adoption Agreement are (select (g) or (h))

(g) ☐	Select for each individual Trustee (skip to next question)

(h) ☒	The following selections apply to all individual Trustee(s) (select 1. or 2. OR all that apply of 3. and 4.)

1. ☐	A discretionary Trustee over all plan assets (may not be selected with 2. - 4.)

2. ☐	A nondiscretionary (directed) Trustee over all plan assets (may not be selected with 1., 3. or 4.)

3. ☒	The individual Trustee(s) will serve as a discretionary Trustee over the following assets: Self-directed Brokerage Accounts (SDBAs) (may not be selected with 1. or 2.)

4. ☐	The individual Trustee(s) will serve as a nondiscretionary (directed) Trustee over the following assets: (may not be selected with 1. or 2.)

Individual Trustee(s)

(i) ☒	Individual Trustee(s) are (select one or more of (a) - (j); enter address at (j) below)

(a) Name Susan Gibson

Title/Email:

(1)	Title Trustee

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(b)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(c)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(d)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(e)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(f)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(g)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(h)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(i)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(j)	Name

Title/Email:

(1)	Title

(2)	Email (optional)

Trustee is: (complete if (g) selected above; select (3) or (4) OR all that apply of (5) and (6))

(3) ☐	Discretionary Trustee over all plan assets

(4) ☐	A discretionary Trustee over the following plan assets:

(5) ☐	Nondiscretionary Trustee over all plan assets

(6) ☐	A nondiscretionary (directed) Trustee or Custodian over the following plan assets

(j) ☒	Individual Trustee Address (complete if d. selected above)

(1) ☒	Use Employer address/telephone number/email

(2) ☐	Use following address/telephone number/email

a.	Street:

b.	City:

c.	State:

d.	Zip:

e.	Telephone:

f.	Email:

Corporate Trustee Name/Type/Address (complete if (e) selected above)

(k) ☒	Name American Trust Co.

Address/telephone number/email

(1) ☐	Use Employer address/telephone number/email

(2) ☒	Use following address/telephone number/email

a.	Street: 2353 Alexandria Drive, Suite 100

b.	City: Lexington

c.	State: KY

d.	Zip: 40504

e.	Telephone: 866.680.7000

f.	Email: N/A

Directed/Discretionary.	The Corporate Trustee is (select 1. or 2. OR all that apply of 3. and 4.)

(3) ☐	A discretionary Trustee over all plan assets

(4) ☐	A nondiscretionary (directed) Trustee over all plan assets

(5) ☒	A discretionary Trustee over the following plan assets: all Plan assets except for Self-directed Brokerage Accounts (SDBAs)

(6) ☐	A nondiscretionary (directed) Trustee over the following plan assets

Signee	(optional):

(7) ☐	Name of person signing on behalf of the corporate Trustee

(8) ☐	Email address of person signing on behalf of the corporate Trustee

Special Trustee for collection of contributions. The Employer appoints the following Special Trustee with the responsibility to collect delinquent contributions (optional)

(l) ☒	Name Susan Gibson

Title:

(1)	Special Trustee

Address/telephone number/email

(2) ☒	Use Employer address/telephone number/email

(3) ☐	Use following address/telephone number/email

a.	Street:

b.	City:

c.	State:

d.	Zip:

e.	Telephone:

f.	Email:

Custodian(s) Name/Address. The Custodian(s) are (optional)

(m) ☐ Name	(s)

Address/telephone number/email

(1) ☐	Use Employer address/telephone number/email

(2) ☐	Use following address/telephone number/email

a.	Street:

b.	City:

c.	State:

d.	Zip:

e.	Telephone:

f.	Email:

Investment in common, collective or pooled trust funds. The nondiscretionary Trustee, as directed or the discretionary Trustee acting without direction (and in addition to the discretionary Trustee’s authority to invest in its own funds), may invest in any of the following trust funds: (optional)

(n) ☐	(specify the names of one or more trust funds in which the Plan can invest)

Choice of law

(o) ☒	This trust will be governed by the laws of the state of:

(1) ☐	State in which the Employer’s principal office is located

(2) ☐	State in which the corporate trustee or insurer is located

(3) ☒	Other Tennessee

* * * * * * *

The Employer executes this Amendment on the date specified below.

Uwharrie Capital Corp

Date:	By:
EMPLOYER